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                                                                    EXHIBIT 23.3




                         INDEPENDENT AUDITORS' CONSENT

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Universal Hospital Services, Inc. of our reports dated February 6, 1998 relating to the financial statements of HCI Acquisition Corp. and subsidiaries, which appear in such Prospectus.


                                       /s/  Rubin, Brown, Gornstein & Co. LLP

                                       RUBIN, BROWN, GORNSTEIN & CO. LLP


St. Louis, Missouri,
April 21, 1999